Advance to Suppliers	12 Months Ended
Dec. 31, 2016
Advance To Suppliers [Abstract]
Advance to Suppliers
(9) Advance to Suppliers

Historically, we have significant working capital commitments because suppliers of PET resin and additives -based raw materials require us to make prepayments in advance of shipment. Besides, we may make prepayments related to some equipment purchases based on arrangement of contract. Our prepayments to suppliers were recorded either as advances to suppliers, if they are expected to be utilized within 12 months as of balance sheet date, or as long-term prepayments, which was included in the line item “advance to suppliers –long term” in our consolidated balance sheet, if they represented the portion expected to be utilized after 12 months. As of December 31, 2016 and 2015, the current portion of advance to suppliers was RMB6,043 (US$870) and RMB5,640, respectively. The noncurrent portion of advance to suppliers was RMB1,861 (US$268) and RMB1,440, respectively.